SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): February 23, 1999

                                                ----------


                           GREG MANNING AUCTIONS, INC.
             (Exact name of registrant as specified in its charter)





      New York                       001-11988                   22-2365834
(State or other jurisdiction of  (Commission file number)    (I.R.S. employer
incorporation or organization)                              identification no.)





      775 Passaic Avenue,
  West Caldwell, New Jersey                                  07006
(Address of principal executive offices)                   (Zip code)



   Registrant's telephone number, including area code: (973) 882-0004

Item 7.   Financial Statements, Pro Forma Financial Information
                   and Exhibits.


(c)               Exhibits

     23.1             Consent of Independent Accountants

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Greg Manning Auctions, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:    February 25, 1999                           GREG MANNING AUCTIONS, INC.


                                    By:/s/ James A.Smith
                                 Name:   James A. Smith
                                 Title:  Chief Financial Officer

EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference to the Registration Statement on Form S-3 (No. 333-1040), as amended and the Prospectus contained therein of our report dated September 23, 1998, appearing on Page 17 of Greg Manning Auctions, Inc.'s Annual Report on Form 10-KSBfor the years ended June 30, 1998 and June 30, 1997.


                                            AMPER, POLITZINER & MATTIA P.A.

Edison, New Jersey
February 24, 1999